UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21861

AMERICAN CENTURY GROWTH FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	07-31

Date of reporting period:	07-31-2019

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

July 31, 2019

Adaptive Small Cap Fund
Investor Class (ACMNX)
I Class (ACMHX)
Advisor Class (ACMFX)
R Class (ACMEX)
R5 Class (ACMUX)
R6 Class (ACMMX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended July 31, 2019. Annual reports help convey important details about fund returns, including market factors that affected performance. For additional investment and market insights, please visit our website, americancentury.com.

Stocks Advanced Amid Volatile Climate

Most broad U.S. and global stock indices ended the year with gains. However, these positive results masked wide performance swings. For example, U.S. stocks, as measured by the S&P 500 Index, returned -3.00% in the first half of the period and 11.32% in the second half, leaving the index up 7.99% for the 12 months. Global stocks, as measured by the MSCI All Country World Index, returned -4.71% in the first half, 8.04% in the second half and 2.95% overall. For fixed-income securities, the path to positive performance was smoother, and U.S. and global bonds gained 8.08% and 5.73%, respectively, for the 12 months, according to the Bloomberg Barclays U.S. Aggregate Bond and Global Aggregate Bond indices.

Fed’s Flip Fueled Investor Optimism

Early in the period, mounting concerns about slowing global economic and earnings growth, tariffs and Federal Reserve (Fed) policy soured investor sentiment. After raising rates in September, the Fed hiked again in December and delivered a surprisingly bullish rate-hike outlook that fueled a steep sell-off among riskier assets. Meanwhile, the risk-off climate sparked a flight to quality, and government bond yields plunged.

A key policy pivot from the Fed helped improve investor sentiment beginning in early 2019. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid moderating global growth and inflation. Additionally, investors’ worst-case fears about growth, trade and corporate earnings generally eased, which also aided stocks. At the same time, government bond yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy, including the Fed’s July rate cut. This backdrop supported continued gains for bonds and other interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of July 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACMNX	-11.19%	5.22%	11.07%	—	5/31/06
Russell 2000 Index	—	-4.42%	8.53%	12.47%	—	—
I Class	ACMHX	-11.05%	5.43%	11.29%	—	5/31/06
Advisor Class	ACMFX	-11.42%	4.96%	10.79%	—	5/31/06
R Class	ACMEX	-11.68%	4.69%	10.52%	—	5/31/06
R5 Class	ACMUX	-11.05%	—	—	2.04%	4/10/17
R6 Class	ACMMX	-10.92%	—	—	4.26%	12/1/16
Average annual returns since inception are presented when ten years of performance history is not available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made July 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2019
Investor Class — $28,592

Russell 2000 Index — $32,396

Total Annual Fund Operating Expenses
Investor Class	I Class	Advisor Class	R Class	R5 Class	R6 Class
1.16%	0.96%	1.41%	1.66%	0.96%	0.81%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Joe Reiland and Stephen Pool

Performance Summary

Adaptive Small Cap returned -11.19%* for the 12 months ended July 31, 2019, underperforming the -4.42% return of the portfolio’s benchmark, the Russell 2000 Index.

Small-cap stocks lagged mid-cap and large-cap stocks and posted a loss for the reporting period. Within the small-cap Russell 2000 Index, energy and health care stocks were significant detractors. The information technology sector was by far the best contributor.

Throughout the year, we continued to use our quantitative process that continually evaluates the market environment and its influence on company characteristics to identify potentially successful stocks. Purchases and sales, as well as individual security and industry allocations, are the result of applying this process as company-specific and market events change. Stock selection in the health care sector was a significant source of underperformance relative to the benchmark. Stock choices in the consumer discretionary and information technology sectors also hampered performance. Stock selection in the communication services sector was beneficial.

Health Care Stocks Were Key Detractors

The fund’s underperformance in the health care sector was driven by stock selection, especially within the health care equipment and supplies industry, where Amneal Pharmaceuticals was a key detractor. The maker of generic and specialty drugs posted disappointing quarterly revenues. The holding was eliminated from the portfolio.

Consumer discretionary holdings detracted, particularly among diversified consumer services companies. Weight Watchers International fell sharply on concerns about competition from social media in the wellness industry. Stamps.com also declined after the mailing and shipping company said it would end its partnership with the U.S. Postal Service. Weight Watchers and Stamps.com were eliminated from the portfolio.

Other major detractors included Valhi. The chemicals firm fell along with prices for certain chemicals, including titanium dioxide. We eliminated the position. Align Technology underperformed after lowering full-year guidance due to weakness in sales to China.

Communication Services Holdings Led Contributors

Stock choices among media companies helped drive solid performance in the communication services sector. Sinclair Broadcast Group was a top contributor. The media conglomerate beefed up its offerings when it announced it would purchase the Fox Sports regional networks. Sinclair was eliminated.

The real estate sector performed well against a favorable economic and interest rate backdrop. HFF, which provides brokerage and transaction services to commercial real estate firms, was a top contributor in the sector. HFF was eliminated.

Other top contributors included Denny’s. The market appeared to like the fast-casual restaurant chain’s plan to refranchise its company-owned stores. Wingstop, an aviation-themed restaurant

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

chain, outperformed on strong quarterly results. We eliminated the portfolio’s holdings of Denny’s and Wingstop.

The cybersecurity firm Fortinet benefited from increasing demand for security software. Progress Software was a solid contributor as the market appeared to welcome an acquisition that is perceived as accretive. We eliminated our positions in Fortinet and Progress Software.

Outlook

Whatever the economic or market backdrop, we continue to employ a disciplined investment approach that uses a quantitative process that combines market conditions and company-specific characteristics to identify opportunities in any given market environment. The quantitative model allows us to uncover investments across the growth, value and market-capitalization spectrums. At period-end, the process pointed the portfolio to a significant overweight to information technology with lesser overweights in the consumer discretionary and communication services sectors. The largest underweights were in the financials and industrials sectors.

Fund Characteristics

JULY 31, 2019
Top Ten Holdings	% of net assets
Aaron's, Inc.	2.4%
Radian Group, Inc.	2.3%
Paycom Software, Inc.	2.2%
Burlington Stores, Inc.	2.2%
Essent Group Ltd.	2.2%
New Senior Investment Group, Inc.	2.1%
Planet Fitness, Inc., Class A	2.1%
Advanced Drainage Systems, Inc.	2.0%
Mack-Cali Realty Corp.	2.0%
Insight Enterprises, Inc.	1.9%

Top Five Industries	% of net assets
Specialty Retail	8.2%
Equity Real Estate Investment Trusts (REITs)	7.0%
Thrifts and Mortgage Finance	7.0%
Software	6.4%
Machinery	5.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.3%
Temporary Cash Investments	0.6%
Temporary Cash Investments - Securities Lending Collateral	0.5%
Other Assets and Liabilities	(0.4)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2019 to July 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/19	Ending Account Value 7/31/19	Expenses Paid During Period(1) 2/1/19 - 7/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,005.50	$5.82	1.17%
I Class	$1,000	$1,006.60	$4.83	0.97%
Advisor Class	$1,000	$1,004.30	$7.06	1.42%
R Class	$1,000	$1,002.50	$8.29	1.67%
R5 Class	$1,000	$1,006.00	$4.82	0.97%
R6 Class	$1,000	$1,007.10	$4.08	0.82%
Hypothetical
Investor Class	$1,000	$1,018.99	$5.86	1.17%
I Class	$1,000	$1,019.98	$4.86	0.97%
Advisor Class	$1,000	$1,017.75	$7.10	1.42%
R Class	$1,000	$1,016.51	$8.35	1.67%
R5 Class	$1,000	$1,019.98	$4.86	0.97%
R6 Class	$1,000	$1,020.73	$4.11	0.82%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

JULY 31, 2019

	Shares	Value
COMMON STOCKS — 99.3%
Air Freight and Logistics — 0.4%
Radiant Logistics, Inc.(1)	33,939	$186,325
Auto Components — 0.2%
Stoneridge, Inc.(1)	2,167	70,579
Banks — 4.5%
ACNB Corp.	5,247	195,713
Cambridge Bancorp(2)	1,227	95,951
Central Valley Community Bancorp	4,392	91,046
Chemung Financial Corp.	2,258	98,539
Enterprise Bancorp, Inc.	10,179	310,969
Farmers National Banc Corp.	8,681	126,830
IBERIABANK Corp.	2,339	183,775
Macatawa Bank Corp.	17,156	176,364
OFG Bancorp	38,029	860,596
		2,139,783
Beverages — 0.4%
National Beverage Corp.(2)	4,365	190,008
Biotechnology — 5.2%
Achillion Pharmaceuticals, Inc.(1)	48,821	215,301
Agenus, Inc.(1)	39,432	95,031
Allogene Therapeutics, Inc.(1)(2)	5,178	160,518
Arena Pharmaceuticals, Inc.(1)	2,105	131,942
BioSpecifics Technologies Corp.(1)	2,204	128,052
Dicerna Pharmaceuticals, Inc.(1)	10,739	146,373
Eagle Pharmaceuticals, Inc.(1)	2,827	155,089
Enanta Pharmaceuticals, Inc.(1)	954	71,569
Epizyme, Inc.(1)	10,295	136,512
GlycoMimetics, Inc.(1)(2)	9,752	90,011
Gossamer Bio, Inc.(1)	5,179	102,803
Kura Oncology, Inc.(1)	6,324	120,915
Ligand Pharmaceuticals, Inc.(1)	1,045	95,628
Myriad Genetics, Inc.(1)	4,881	142,232
Principia Biopharma, Inc.(1)	4,192	155,691
Prothena Corp. plc(1)	8,128	76,078
Replimune Group, Inc.(1)	7,143	88,716
Ultragenyx Pharmaceutical, Inc.(1)	3,393	204,462
Voyager Therapeutics, Inc.(1)	6,034	132,808
		2,449,731
Building Products — 2.2%
Advanced Drainage Systems, Inc.	28,326	932,775
Simpson Manufacturing Co., Inc.	1,474	91,034
		1,023,809

	Shares	Value
Capital Markets — 1.6%
Artisan Partners Asset Management, Inc., Class A	3,600	$106,524
Waddell & Reed Financial, Inc., Class A	38,010	665,175
		771,699
Chemicals — 1.3%
Ingevity Corp.(1)	3,071	302,617
Innospec, Inc.	1,093	102,064
Intrepid Potash, Inc.(1)	36,258	135,605
PolyOne Corp.	1,821	59,674
		599,960
Commercial Services and Supplies — 1.8%
ACCO Brands Corp.	9,872	96,548
Rollins, Inc.	21,752	729,345
		825,893
Construction and Engineering — 0.9%
MYR Group, Inc.(1)	1,711	61,801
Sterling Construction Co., Inc.(1)	28,636	358,523
		420,324
Electric Utilities — 2.3%
ALLETE, Inc.	1,762	153,206
Avangrid, Inc.	2,263	114,395
IDACORP, Inc.	6,160	628,689
Portland General Electric Co.	3,560	195,266
		1,091,556
Electronic Equipment, Instruments and Components — 4.8%
Fitbit, Inc., Class A(1)	98,161	412,276
Insight Enterprises, Inc.(1)	16,553	910,746
Novanta, Inc.(1)	5,162	434,073
Plexus Corp.(1)	1,582	94,461
Sanmina Corp.(1)	6,340	201,295
Tech Data Corp.(1)	2,137	216,564
		2,269,415
Energy Equipment and Services — 0.8%
Archrock, Inc.	12,089	132,737
Liberty Oilfield Services, Inc., Class A	4,281	60,576
ProPetro Holding Corp.(1)	9,545	173,051
		366,364
Equity Real Estate Investment Trusts (REITs) — 7.0%
BRT Apartments Corp.	9,195	128,362
City Office REIT, Inc.	7,798	96,539
GEO Group, Inc. (The)	9,169	163,300
Gladstone Commercial Corp.	6,763	143,782
Mack-Cali Realty Corp.	38,922	925,565
New Senior Investment Group, Inc.	141,447	1,008,517
Preferred Apartment Communities, Inc., Class A	58,829	852,432
		3,318,497

	Shares	Value
Food and Staples Retailing — 1.9%
Chefs' Warehouse, Inc. (The)(1)	18,301	$667,438
Village Super Market, Inc., Class A	9,682	242,340
		909,778
Health Care Equipment and Supplies — 4.5%
ABIOMED, Inc.(1)	2,161	601,968
Align Technology, Inc.(1)	2,688	562,007
Globus Medical, Inc., Class A(1)	10,149	462,592
Lantheus Holdings, Inc.(1)	21,826	493,704
		2,120,271
Health Care Providers and Services — 2.2%
Amedisys, Inc.(1)	578	79,700
AMN Healthcare Services, Inc.(1)	15,520	828,458
Apollo Medical Holdings, Inc.(1)	7,877	120,518
		1,028,676
Hotels, Restaurants and Leisure — 2.3%
Planet Fitness, Inc., Class A(1)	12,474	981,205
Ruth's Hospitality Group, Inc.	4,244	94,514
		1,075,719
Household Durables — 0.5%
Installed Building Products, Inc.(1)	4,233	225,534
Independent Power and Renewable Electricity Producers — 0.1%
Pattern Energy Group, Inc., Class A	2,527	57,944
Insurance — 3.1%
American Equity Investment Life Holding Co.	30,163	778,206
FBL Financial Group, Inc., Class A	2,019	126,591
Universal Insurance Holdings, Inc.	22,185	550,410
		1,455,207
Internet and Direct Marketing Retail — 0.8%
Etsy, Inc.(1)	5,862	392,871
IT Services — 2.8%
CACI International, Inc., Class A(1)	416	89,502
Cardtronics plc, Class A(1)	1,671	47,590
Endurance International Group Holdings, Inc.(1)	108,444	514,025
Presidio, Inc.	45,972	643,608
		1,294,725
Leisure Products — 0.9%
Johnson Outdoors, Inc., Class A	4,394	298,748
Malibu Boats, Inc., Class A(1)	3,605	108,619
		407,367
Life Sciences Tools and Services — 1.9%
Cambrex Corp.(1)	10,279	450,220
NeoGenomics, Inc.(1)	6,724	163,864
Syneos Health, Inc.(1)	5,780	295,300
		909,384
Machinery — 5.3%
Douglas Dynamics, Inc.	11,198	460,238

	Shares	Value
Harsco Corp.(1)	36,311	$851,856
Hurco Cos., Inc.	1,487	50,840
John Bean Technologies Corp.	1,482	175,854
Meritor, Inc.(1)	6,535	161,611
Omega Flex, Inc.	10,544	801,977
		2,502,376
Media — 1.9%
Central European Media Enterprises Ltd., Class A(1)	104,148	489,496
Gray Television, Inc.(1)	23,452	416,273
		905,769
Metals and Mining — 1.4%
Carpenter Technology Corp.	3,607	162,351
Kaiser Aluminum Corp.	1,207	116,198
Schnitzer Steel Industries, Inc., Class A	14,726	392,153
		670,702
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Exantas Capital Corp.	10,376	116,107
Multi-Utilities — 0.2%
Black Hills Corp.	924	73,135
Oil, Gas and Consumable Fuels — 2.2%
Arch Coal, Inc., Class A	1,834	163,519
Berry Petroleum Corp.	11,087	108,653
Delek US Holdings, Inc.	8,209	353,644
GasLog Ltd.	8,016	114,148
Hallador Energy Co.	14,015	75,120
Southwestern Energy Co.(1)	20,579	45,274
Talos Energy, Inc.(1)	8,437	173,633
		1,033,991
Personal Products — 0.8%
USANA Health Sciences, Inc.(1)	5,833	396,936
Pharmaceuticals — 2.0%
Corcept Therapeutics, Inc.(1)	11,203	126,146
Innoviva, Inc.(1)	68,684	815,966
		942,112
Professional Services — 0.7%
Insperity, Inc.	2,376	252,688
Navigant Consulting, Inc.	2,917	71,058
		323,746
Real Estate Management and Development — 1.1%
Altisource Portfolio Solutions SA(1)	9,892	207,732
Marcus & Millichap, Inc.(1)	3,679	122,143
RMR Group, Inc. (The), Class A	4,117	202,721
		532,596
Semiconductors and Semiconductor Equipment — 2.7%
Advanced Energy Industries, Inc.(1)	3,760	219,584
Amkor Technology, Inc.(1)	37,150	342,894
Formfactor, Inc.(1)	23,125	388,037

	Shares	Value
Photronics, Inc.(1)	34,677	$333,940
		1,284,455
Software — 6.4%
ACI Worldwide, Inc.(1)	5,876	197,199
Cornerstone OnDemand, Inc.(1)	1,270	75,184
Majesco(1)	17,949	169,080
Paycom Software, Inc.(1)	4,379	1,054,244
Rimini Street, Inc.(1)	29,653	146,189
TeleNav, Inc.(1)	10,247	96,629
Trade Desk, Inc. (The), Class A(1)	2,933	772,288
Tyler Technologies, Inc.(1)	1,031	240,584
Workiva, Inc.(1)	4,692	269,743
		3,021,140
Specialty Retail — 8.2%
Aaron's, Inc.	17,648	1,112,707
Burlington Stores, Inc.(1)	5,733	1,036,240
Container Store Group, Inc. (The)(1)	67,674	413,488
Five Below, Inc.(1)	4,066	477,592
Group 1 Automotive, Inc.	5,040	423,158
Rent-A-Center, Inc.(1)	14,970	404,639
		3,867,824
Thrifts and Mortgage Finance — 7.0%
Essent Group Ltd.(1)	22,152	1,022,536
Federal Agricultural Mortgage Corp., Class C	7,163	553,485
Northwest Bancshares, Inc.	10,150	174,073
Radian Group, Inc.	46,719	1,065,193
Walker & Dunlop, Inc.	8,003	466,895
		3,282,182
Trading Companies and Distributors — 3.0%
Aircastle Ltd.	26,157	543,804
BMC Stock Holdings, Inc.(1)	15,533	328,523
Triton International Ltd.	16,372	541,586
		1,413,913
Water Utilities — 0.1%
AquaVenture Holdings Ltd.(1)	2,982	51,380
Wireless Telecommunication Services — 1.7%
Shenandoah Telecommunications Co.	20,139	792,671
TOTAL COMMON STOCKS (Cost $46,690,532)		46,812,454
TEMPORARY CASH INVESTMENTS — 0.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.00% - 3.00%, 8/31/19 - 2/15/48, valued at $257,410), in a joint trading account at 2.30%, dated 7/31/19, due 8/1/19 (Delivery value $252,318)		252,302
State Street Institutional U.S. Government Money Market Fund, Premier Class	42,253	42,253
TOTAL TEMPORARY CASH INVESTMENTS (Cost $294,555)		294,555

	Shares	Value
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.5%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $229,037)	229,037	$229,037
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $47,214,124)		47,336,046
OTHER ASSETS AND LIABILITIES — (0.4)%		(211,880)
TOTAL NET ASSETS — 100.0%		$47,124,166

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

(2)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $536,488. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(3)	Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $549,449, which includes securities collateral of $320,412.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JULY 31, 2019
Assets
Investment securities, at value (cost of $46,985,087)	$47,107,009
Investment made with cash collateral received for securities on loan, at value (cost of $229,037)	229,037
Total investment securities, at value (cost of $47,214,124)	47,336,046
Receivable for investments sold	141,190
Receivable for capital shares sold	3,316
Dividends and interest receivable	15,114
Securities lending receivable	608
47,496,274

Liabilities
Payable for collateral received for securities on loan	229,037
Payable for capital shares redeemed	95,995
Accrued management fees	44,463
Distribution and service fees payable	2,613
372,108

Net Assets	$47,124,166

Net Assets Consist of:
Capital (par value and paid-in surplus)	$51,190,609
Distributable earnings	(4,066,443)
$47,124,166

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$23,403,854	1,410,104	$16.60
I Class, $0.01 Par Value	$15,408,097	919,890	$16.75
Advisor Class, $0.01 Par Value	$3,419,853	208,671	$16.39
R Class, $0.01 Par Value	$4,208,507	260,699	$16.14
R5 Class, $0.01 Par Value	$38,654	2,306	$16.76
R6 Class, $0.01 Par Value	$645,201	37,993	$16.98

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JULY 31, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $334)	$989,290
Interest	5,332
Securities lending, net	862
995,484

Expenses:
Management fees	696,754
Distribution and service fees:
Advisor Class	9,942
R Class	25,259
Directors' fees and expenses	1,780
Other expenses	6,238
739,973

Net investment income (loss)	255,511

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(1,976,305)
Change in net unrealized appreciation (depreciation) on investments	(8,240,140)

Net realized and unrealized gain (loss)	(10,216,445)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(9,960,934)

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED JULY 31, 2019 AND JULY 31, 2018
Increase (Decrease) in Net Assets	July 31, 2019	July 31, 2018
Operations
Net investment income (loss)	$255,511	$576,197
Net realized gain (loss)	(1,976,305)	12,364,033
Change in net unrealized appreciation (depreciation)	(8,240,140)	(929,593)
Net increase (decrease) in net assets resulting from operations	(9,960,934)	12,010,637

Distributions to Shareholders
From earnings:(1)
Investor Class	(5,489,380)	(6,139,948)
I Class	(1,226,842)	(1,099,415)
Advisor Class	(468,484)	(249,855)
R Class	(658,386)	(416,654)
R5 Class	(47,743)	(29,931)
R6 Class	(75,711)	(33,665)
Decrease in net assets from distributions	(7,966,546)	(7,969,468)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(23,633,701)	(14,551,098)

Net increase (decrease) in net assets	(41,561,181)	(10,509,929)

Net Assets
Beginning of period	88,685,347	99,195,276
End of period	$47,124,166	$88,685,347

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(1,147,713), $(228,191), $(39,871), $(54,299), $(6,046) and $(7,486) for Investor Class, I Class, Advisor Class, R Class, R5 Class and R6 Class, respectively. Distributions from net realized gains were $(4,992,235), $(871,224), $(209,984), $(362,355), $(23,885) and $(26,179) for Investor Class, I Class, Advisor Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

Notes to Financial Statements

JULY 31, 2019

1. Organization

American Century Growth Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Adaptive Small Cap Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund offers the Investor Class, I Class, Advisor Class, R Class, R5 Class and R6 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of July 31, 2019.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$229,037	—	—	—	$229,037
Gross amount of recognized liabilities for securities lending transactions					$229,037

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended July 31, 2019 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.85% to 1.15%	1.15%
I Class	0.65% to 0.95%	0.95%
Advisor Class	0.85% to 1.15%	1.15%
R Class	0.85% to 1.15%	1.15%
R5 Class	0.65% to 0.95%	0.95%
R6 Class	0.50% to 0.80%	0.80%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the R Class and Advisor Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The plans provide that the Advisor Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended July 31, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $95,919 and $1,438,317, respectively. The effect of interfund transactions on the Statement of Operations was $(175,363) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended July 31, 2019 were $81,365,637 and $112,728,049, respectively.

5. Capital Share Transactions

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the fund were as follows:

	Year ended July 31, 2019		Year ended July 31, 2018
	Shares	Amount	Shares	Amount
Investor Class
Sold	224,078	$4,191,215	831,015	$17,636,013
Issued in reinvestment of distributions	338,207	5,208,393	283,162	5,923,753
Redeemed	(2,120,781)	(37,482,454)	(1,911,669)	(40,817,550)
	(1,558,496)	(28,082,846)	(797,492)	(17,257,784)
I Class
Sold	640,677	10,969,253	147,033	3,163,646
Issued in reinvestment of distributions	79,049	1,226,842	51,160	1,077,429
Redeemed	(399,667)	(7,012,627)	(216,968)	(4,701,954)
	320,059	5,183,468	(18,775)	(460,879)
Advisor Class
Sold	41,247	797,886	148,090	3,122,736
Issued in reinvestment of distributions	30,761	468,484	12,059	249,855
Redeemed	(97,779)	(1,829,687)	(60,799)	(1,310,120)
	(25,771)	(563,317)	99,350	2,062,471
R Class
Sold	51,351	935,891	124,784	2,613,708
Issued in reinvestment of distributions	43,759	657,703	20,344	416,654
Redeemed	(116,277)	(1,884,566)	(84,487)	(1,747,219)
	(21,167)	(290,972)	60,641	1,283,143
R5 Class
Sold	10,888	232,410	19,827	433,054
Issued in reinvestment of distributions	3,072	47,743	1,420	29,931
Redeemed	(22,627)	(375,720)	(10,524)	(224,948)
	(8,667)	(95,567)	10,723	238,037
R6 Class
Sold	10,619	223,325	10,101	219,429
Issued in reinvestment of distributions	4,813	75,711	1,580	33,665
Redeemed	(4,221)	(83,503)	(31,566)	(669,180)
	11,211	215,533	(19,885)	(416,086)
Net increase (decrease)	(1,282,831)	$(23,633,701)	(665,438)	$(14,551,098)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$46,812,454	—	—
Temporary Cash Investments	42,253	$252,302	—
Temporary Cash Investments - Securities Lending Collateral	229,037	—	—
	$47,083,744	$252,302	—

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

8. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2019 and July 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$1,310,082	$3,441,980
Long-term capital gains	$6,656,464	$4,527,488

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$47,362,083
Gross tax appreciation of investments	$2,319,077
Gross tax depreciation of investments	(2,345,114)
Net tax appreciation (depreciation) of investments	$(26,037)
Undistributed ordinary income	—
Post-October capital loss deferral	$(4,040,406)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

9. Subsequent Events

On September 11, 2019, the Board of Directors approved a plan of liquidation for the fund. The liquidation date is expected to be December 12, 2019.

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$21.53	0.08	(2.67)	(2.59)	(0.17)	(2.17)	(2.34)	$16.60	(11.19)%	1.16%	0.41%	128%	$23,404
2018	$20.72	0.13	2.43	2.56	(0.33)	(1.42)	(1.75)	$21.53	12.55%	1.16%	0.59%	102%	$63,925
2017	$18.55	0.19	2.17	2.36	(0.19)	—	(0.19)	$20.72	12.85%	1.15%	0.97%	105%	$78,040
2016	$18.54	0.18	(0.12)(3)	0.06	(0.05)	—	(0.05)	$18.55	0.36%	1.16%	1.06%	126%	$71,170
2015	$16.35	0.09	2.18	2.27	(0.08)	—	(0.08)	$18.54	13.94%	1.16%	0.48%	193%	$37,463
I Class
2019	$21.71	0.11	(2.69)	(2.58)	(0.21)	(2.17)	(2.38)	$16.75	(11.05)%	0.96%	0.61%	128%	$15,408
2018	$20.88	0.17	2.45	2.62	(0.37)	(1.42)	(1.79)	$21.71	12.85%	0.96%	0.79%	102%	$13,019
2017	$18.69	0.21	2.21	2.42	(0.23)	—	(0.23)	$20.88	13.03%	0.95%	1.17%	105%	$12,914
2016	$18.68	0.23	(0.13)(3)	0.10	(0.09)	—	(0.09)	$18.69	0.55%	0.96%	1.26%	126%	$6,587
2015	$16.47	0.11	2.22	2.33	(0.12)	—	(0.12)	$18.68	14.19%	0.96%	0.68%	193%	$504
Advisor Class
2019	$21.29	0.03	(2.63)	(2.60)	(0.13)	(2.17)	(2.30)	$16.39	(11.42)%	1.41%	0.16%	128%	$3,420
2018	$20.51	0.05	2.42	2.47	(0.27)	(1.42)	(1.69)	$21.29	12.29%	1.41%	0.34%	102%	$4,992
2017	$18.36	0.16	2.13	2.29	(0.14)	—	(0.14)	$20.51	12.53%	1.40%	0.72%	105%	$2,770
2016	$18.35	0.14	(0.12)(3)	0.02	(0.01)	—	(0.01)	$18.36	0.11%	1.41%	0.81%	126%	$8,819
2015	$16.18	0.05	2.16	2.21	(0.04)	—	(0.04)	$18.35	13.67%	1.41%	0.23%	193%	$3,995

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2019	$21.01	(0.01)	(2.61)	(2.62)	(0.08)	(2.17)	(2.25)	$16.14	(11.68)%	1.66%	(0.09)%	128%	$4,209
2018	$20.25	0.01	2.38	2.39	(0.21)	(1.42)	(1.63)	$21.01	12.05%	1.66%	0.09%	102%	$5,922
2017	$18.13	0.07	2.14	2.21	(0.09)	—	(0.09)	$20.25	12.23%	1.65%	0.47%	105%	$4,480
2016	$18.16	0.10	(0.13)(3)	(0.03)	—	—	—	$18.13	(0.17)%	1.66%	0.56%	126%	$2,803
2015	$16.01	(0.01)	2.16	2.15	—	—	—	$18.16	13.43%	1.66%	(0.02)%	193%	$655
R5 Class
2019	$21.72	0.12	(2.70)	(2.58)	(0.21)	(2.17)	(2.38)	$16.76	(11.05)%	0.96%	0.61%	128%	$39
2018	$20.88	0.17	2.45	2.62	(0.36)	(1.42)	(1.78)	$21.72	12.83%	0.96%	0.79%	102%	$238
2017(4)	$20.00	0.04	0.84	0.88	—	—	—	$20.88	4.40%	0.95%(5)	0.58%(5)	105%(6)	$5
R6 Class
2019	$21.97	0.14	(2.73)	(2.59)	(0.23)	(2.17)	(2.40)	$16.98	(10.92)%	0.81%	0.76%	128%	$645
2018	$21.11	0.22	2.47	2.69	(0.41)	(1.42)	(1.83)	$21.97	12.97%	0.81%	0.94%	102%	$588
2017(7)	$19.04	0.01	2.08	2.09	(0.02)	—	(0.02)	$21.11	11.05%	0.80%(5)	0.07%(5)	105%(6)	$985

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)
Per-share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(4)	April 10, 2017 (commencement of sale) through July 31, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended July 31, 2017.

(7)	December 1, 2016 (commencement of sale) through July 31, 2017.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Growth Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Adaptive Small Cap Fund, one of the funds constituting the American Century Growth Funds, Inc. (the “Fund”), as of July 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Adaptive Small Cap Fund of the American Century Growth Funds, Inc. as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 18, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	67	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	67	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	67	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	67	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	67	None
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	72	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2019.

For corporate taxpayers, the fund hereby designates $668,507, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $778,066 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended July 31, 2019.

The fund hereby designates $6,656,464, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended July 31, 2019.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Growth Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-93183 1909

Annual Report

July 31, 2019

Focused Dynamic Growth Fund
Investor Class (ACFOX)
I Class (ACFSX)
Advisor Class (ACFDX)
R Class (ACFCX)
R6 Class (ACFNX)
G Class (ACFGX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended July 31, 2019. Annual reports help convey important details about fund returns, including market factors that affected performance. For additional investment and market insights, please visit our website, americancentury.com.

Stocks Advanced Amid Volatile Climate

Most broad U.S. and global stock indices ended the year with gains. However, these positive results masked wide performance swings. For example, U.S. stocks, as measured by the S&P 500 Index, returned -3.00% in the first half of the period and 11.32% in the second half, leaving the index up 7.99% for the 12 months. Global stocks, as measured by the MSCI All Country World Index, returned -4.71% in the first half, 8.04% in the second half and 2.95% overall. For fixed-income securities, the path to positive performance was smoother, and U.S. and global bonds gained 8.08% and 5.73%, respectively, for the 12 months, according to the Bloomberg Barclays U.S. Aggregate Bond and Global Aggregate Bond indices.

Fed’s Flip Fueled Investor Optimism

Early in the period, mounting concerns about slowing global economic and earnings growth, tariffs and Federal Reserve (Fed) policy soured investor sentiment. After raising rates in September, the Fed hiked again in December and delivered a surprisingly bullish rate-hike outlook that fueled a steep sell-off among riskier assets. Meanwhile, the risk-off climate sparked a flight to quality, and government bond yields plunged.

A key policy pivot from the Fed helped improve investor sentiment beginning in early 2019. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid moderating global growth and inflation. Additionally, investors’ worst-case fears about growth, trade and corporate earnings generally eased, which also aided stocks. At the same time, government bond yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy, including the Fed’s July rate cut. This backdrop supported continued gains for bonds and other interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of July 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACFOX	11.74%	13.86%	14.68%	—	5/31/06
Russell 1000 Growth Index	—	10.82%	14.24%	15.73%	—	—
I Class	ACFSX	11.97%	14.09%	14.91%	—	5/31/06
Advisor Class	ACFDX	11.51%	13.59%	14.39%	—	5/31/06
R Class	ACFCX	11.20%	13.30%	14.11%	—	5/31/06
R6 Class	ACFNX	12.14%	—	—	25.47%	12/1/16
G Class	ACFGX	—	—	—	5.68%	4/1/19
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made July 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2019
Investor Class — $39,373

Russell 1000 Growth Index — $43,142

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Advisor Class	R Class	R5 Class	G Class
1.02%	0.82%	1.27%	1.52%	0.67%	0.67%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li, Henry He and Prabha Ram

Performance Summary

Focused Dynamic Growth returned 11.74%* for the 12 months ended July 31, 2019, outperforming the 10.82% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stock indices delivered solid returns during the reporting period. Within the Russell 1000 Growth Index, total return was largely driven by strong performance in the information technology sector. Energy was the only sector to register a loss as the price of oil declined.

The fund’s investment strategy features a concentrated portfolio of comparatively early and rapid growth stage companies that we believe have the potential to sustain above-average growth rates. Stock selection in the information technology sector was the leading contributor to the fund’s performance relative to the Russell 1000 Growth Index. Stock selection in the health care sector was strong. Stock choices in the communication services sector were key detractors, as was positioning in the energy sector.

Information Technology Stocks Led Contributors

Within the information technology sector, stock selection among IT services companies was especially helpful. Exposure to cloud-based secure-identification firm Okta benefited performance. We believe it offers excellent software and services integrated on a single platform. The company reported bookings and revenue growth well ahead of expectations. Payment services company MasterCard was another significant contributor in the industry. Its stock price increased on earnings that beat expectations and an acquisition that helps its customers’ bill-payment processes. Tableau Software was also a top contributor. The stock of the data visualization software maker soared following the announcement that it would be acquired by salesforce.com, another portfolio holding. Splunk, which pioneered technology that extracts value from machine-generated data, was another key contributor. The company announced quarterly revenue well above expectations and added significantly to its customer base. Splunk also acquired VictorOps, which allows Splunk to offer an incident-management platform.

Stock selection in the biotechnology industry benefited performance in the health care sector, despite the fact that biotechnology stocks in general were hampered by renewed concerns about increased regulation of drug pricing. Ionis Pharmaceuticals outperformed as quarterly earnings beat expectations and the company guided to achieving profitability, which is a key milestone for biotechnology companies. In addition, Novartis opted to take over development of one of its drugs, providing a milestone payment and future royalties if the product is successful. Spark Therapeutics’ stock soared after the announcement that the gene-therapy company would be acquired. The holding was eliminated from the portfolio as a result of the takeover.

Communication Services Holdings Were Key Detractors

Security selection in the communication services sector detracted from relative performance, particularly among interactive media and services stocks. Baidu, China’s leading internet search firm, saw its stock struggle amid worries about Alphabet’s potential reentry into the Chinese search market. Baidu was eliminated from the portfolio.

* All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

An overweight allocation to energy stocks hampered performance, although stock selection in the sector was modestly positive. Energy stocks declined as higher U.S. oil inventories pressured crude oil prices. In the oil, gas and consumable fuels industry, Concho Resources was a significant detractor.

Not owning Microsoft detracted from relative performance. We did not own the stock, a component of the benchmark, because the portfolio tends to hold early and rapid growth stage companies, and we believe there are more attractive growth opportunities elsewhere. Nevertheless, the company’s commercial cloud services division continued to perform well. The stock of automobile company Tesla underperformed after it reported a sharp downturn in revenues because of a restructuring charge. We believe Tesla produces a well-engineered, visionary and highly innovative product that remains advantaged relative to traditional automotive manufacturers.

The stock of Wabtec detracted. The provider of technology products and services for the railroad industry declined in December with the industrials sector on worries about softening global growth. Biogen declined after the company halted trials of its Alzheimer’s drug, aducanumab. While this was disappointing, Biogen has a number of other drugs in the pipeline, and the findings from this trial will be applied to the others in development. Biogen also has the leading multiple sclerosis franchise, which generates cash flow that can be invested in other clinical development programs.

Outlook

The fund typically holds a relatively small number of stocks (30 to 45) that we believe can sustain their high growth rates and have potential for long-term capital appreciation in excess of the fund’s benchmark. We are primarily focused on sustainability of earnings growth, so we visit corporate managements to evaluate their companies’ quality and how well positioned they are to respond to changing market conditions and opportunities. The fund’s sector allocations are primarily the result of this investment process emphasizing growth and individual security selection. At the end of the reporting period, the consumer discretionary and communication services sectors represented the largest overweight allocations versus the benchmark. The largest underweights were in the information technology and health care sectors. The portfolio held no stocks in the real estate or materials sectors.

6

Fund Characteristics

JULY 31, 2019
Top Ten Holdings	% of net assets
Amazon.com, Inc.	6.4%
MasterCard, Inc., Class A	5.6%
Alphabet, Inc., Class C	5.3%
Facebook, Inc., Class A	4.6%
Visa, Inc., Class A	4.4%
Tableau Software, Inc., Class A	4.2%
Chipotle Mexican Grill, Inc.	4.1%
NIKE, Inc., Class B	3.9%
Intercontinental Exchange, Inc.	3.7%
Constellation Brands, Inc., Class A	3.6%

Top Five Industries	% of net assets
IT Services	16.6%
Software	15.7%
Interactive Media and Services	11.6%
Biotechnology	8.3%
Beverages	7.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.2%
Temporary Cash Investments	1.7%
Other Assets and Liabilities	(0.9)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2019 to July 31, 2019 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 2/1/19	Ending Account Value 7/31/19	Expenses Paid During Period(1) 2/1/19 - 7/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,125.90	$4.48	0.85%
I Class	$1,000	$1,126.90	$3.43	0.65%
Advisor Class	$1,000	$1,124.50	$5.79	1.10%
R Class	$1,000	$1,123.20	$7.11	1.35%
R6 Class	$1,000	$1,127.70	$2.64	0.50%
G Class	$1,000	$1,056.80(2)	$0.00(3)	0.00%(4)
Hypothetical
Investor Class	$1,000	$1,020.58	$4.26	0.85%
I Class	$1,000	$1,021.57	$3.26	0.65%
Advisor Class	$1,000	$1,019.34	$5.51	1.10%
R Class	$1,000	$1,018.10	$6.76	1.35%
R6 Class	$1,000	$1,022.32	$2.51	0.50%
G Class	$1,000	$1,024.80(5)	$0.00(5)	0.00%(4)

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

(2)	Ending account value based on actual return from April 1, 2019 (commencement of sale) through July 31, 2019.

(3)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 122, the number of days in the period from April 1, 2019 (commencement of sale) through July 31, 2019, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

(5)
Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class's annualized expense ratio listed in the table above.

9

Schedule of Investments

JULY 31, 2019

	Shares	Value
COMMON STOCKS — 99.2%
Automobiles — 3.4%
Tesla, Inc.(1)	28,650	$6,922,127
Beverages — 7.0%
Boston Beer Co., Inc. (The), Class A(1)	17,873	7,011,935
Constellation Brands, Inc., Class A	37,068	7,295,724
		14,307,659
Biotechnology — 8.3%
Argenx SE ADR(1)	8,664	1,216,945
Biogen, Inc.(1)	6,099	1,450,464
Blueprint Medicines Corp.(1)	41,462	4,152,419
Ionis Pharmaceuticals, Inc.(1)	50,329	3,314,668
Regeneron Pharmaceuticals, Inc.(1)	12,572	3,831,443
Vertex Pharmaceuticals, Inc.(1)	17,601	2,932,679
		16,898,618
Capital Markets — 3.7%
Intercontinental Exchange, Inc.	85,501	7,512,118
Diversified Consumer Services — 0.7%
Chegg, Inc.(1)	34,000	1,527,280
Electronic Equipment, Instruments and Components — 0.9%
Cognex Corp.	43,260	1,903,873
Energy Equipment and Services — 2.2%
Cactus, Inc., Class A(1)	153,167	4,498,515
Entertainment — 3.4%
Netflix, Inc.(1)	21,707	7,011,144
Health Care Equipment and Supplies — 1.2%
Intuitive Surgical, Inc.(1)	4,651	2,416,241
Health Care Technology — 0.7%
Health Catalyst, Inc.(1)	30,328	1,342,014
Hotels, Restaurants and Leisure — 4.1%
Chipotle Mexican Grill, Inc.(1)	10,391	8,266,352
Interactive Media and Services — 11.6%
Alphabet, Inc., Class C(1)	8,814	10,723,817
Facebook, Inc., Class A(1)	47,922	9,307,890
Tencent Holdings Ltd.	78,100	3,652,767
		23,684,474
Internet and Direct Marketing Retail — 6.4%
Amazon.com, Inc.(1)	7,045	13,151,465
IT Services — 16.6%
MasterCard, Inc., Class A	41,582	11,321,531
Okta, Inc.(1)	49,288	6,448,349
Square, Inc., Class A(1)	87,623	7,045,766

10

	Shares	Value
Visa, Inc., Class A	50,699	$9,024,422
		33,840,068
Machinery — 3.9%
FANUC Corp.	10,500	1,870,568
Middleby Corp. (The)(1)	15,230	2,046,608
Wabtec Corp.	51,084	3,968,205
		7,885,381
Oil, Gas and Consumable Fuels — 1.5%
Concho Resources, Inc.	30,630	2,991,938
Professional Services — 2.5%
Verisk Analytics, Inc.	32,981	5,003,877
Software — 15.7%
DocuSign, Inc.(1)	108,266	5,599,517
RingCentral, Inc., Class A(1)	43,686	6,202,538
salesforce.com, Inc.(1)	44,960	6,946,320
Splunk, Inc.(1)	35,464	4,798,634
Tableau Software, Inc., Class A(1)	50,220	8,513,797
		32,060,806
Specialty Retail — 1.5%
Ross Stores, Inc.	29,334	3,110,284
Textiles, Apparel and Luxury Goods — 3.9%
NIKE, Inc., Class B	93,080	8,007,672
TOTAL COMMON STOCKS (Cost $170,328,182)		202,341,906
TEMPORARY CASH INVESTMENTS — 1.7%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.00% - 3.00%, 8/31/19 - 2/15/48, valued at $2,927,540), in a joint trading account at 2.30%, dated 7/31/19, due 8/1/19 (Delivery value $2,869,633)		2,869,450
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.75%, 7/31/21, valued at $489,388), at 1.25%, dated 7/31/19, due 8/1/19 (Delivery value $479,017)		479,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,551	1,551
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,350,001)		3,350,001
TOTAL INVESTMENT SECURITIES — 100.9% (Cost $173,678,183)		205,691,907
OTHER ASSETS AND LIABILITIES — (0.9)%		(1,782,172)
TOTAL NET ASSETS — 100.0%		$203,909,735

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

JULY 31, 2019
Assets
Investment securities, at value (cost of $173,678,183)	$205,691,907
Receivable for capital shares sold	96,681
Dividends and interest receivable	14,430
205,803,018

Liabilities
Payable for investments purchased	1,531,105
Payable for capital shares redeemed	222,508
Accrued management fees	138,524
Distribution and service fees payable	1,146
1,893,283

Net Assets	$203,909,735

Net Assets Consist of:
Capital (par value and paid-in surplus)	$175,371,378
Distributable earnings	28,538,357
$203,909,735

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$160,079,352	5,407,723	$29.60
I Class, $0.01 Par Value	$32,275,210	1,082,050	$29.83
Advisor Class, $0.01 Par Value	$1,201,881	41,082	$29.26
R Class, $0.01 Par Value	$2,192,373	75,859	$28.90
R6 Class, $0.01 Par Value	$8,072,447	266,401	$30.30
G Class, $0.01 Par Value	$88,472	2,915	$30.35

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED JULY 31, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $11,788)	$473,024
Interest	79,479
552,503

Expenses:
Management fees	1,460,397
Distribution and service fees:
Advisor Class	2,026
R Class	6,591
Directors' fees and expenses	4,037
Other expenses	1,019
1,474,070
Fees waived(1)	(191,353)
1,282,717

Net investment income (loss)	(730,214)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(2,982,197)
Foreign currency translation transactions	2,937
(2,979,260)

Change in net unrealized appreciation (depreciation) on:
Investments	22,499,247
Translation of assets and liabilities in foreign currencies	29
22,499,276

Net realized and unrealized gain (loss)	19,520,016

Net Increase (Decrease) in Net Assets Resulting from Operations	$18,789,802

(1)	Amount consists of $158,427, $22,100, $941, $1,780, $8,079 and $26 for Investor Class, I Class, Advisor Class, R Class, R6 Class and G Class, respectively.

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED JULY 31, 2019 AND JULY 31, 2018
Increase (Decrease) in Net Assets	July 31, 2019	July 31, 2018
Operations
Net investment income (loss)	$(730,214)	$(283,913)
Net realized gain (loss)	(2,979,260)	4,789,520
Change in net unrealized appreciation (depreciation)	22,499,276	6,091,241
Net increase (decrease) in net assets resulting from operations	18,789,802	10,596,848

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	100,387,758	52,534,832

Net increase (decrease) in net assets	119,177,560	63,131,680

Net Assets
Beginning of period	84,732,175	21,600,495
End of period	$203,909,735	$84,732,175

 See Notes to Financial Statements.

14

Notes to Financial Statements

JULY 31, 2019

1. Organization

American Century Growth Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Focused Dynamic Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund offers the Investor Class, I Class, Advisor Class, R Class, R6 Class and G Class. Sale of the G Class commenced on April 1, 2019.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price

15

of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

16

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). Effective December 1, 2018, the investment advisor agreed to waive 0.17% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2020 and cannot terminate it prior to such date without the approval of the Board of Directors. Effective April 1, 2019, the investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee for each class for the period ended July 31, 2019, are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Investor Class	0.80% to 1.02%	1.02%	0.89%
I Class	0.60% to 0.82%	0.82%	0.69%
Advisor Class	0.80% to 1.02%	1.02%	0.89%
R Class	0.80% to 1.02%	1.02%	0.89%
R6 Class	0.45% to 0.67%	0.67%	0.54%
G Class	0.45% to 0.67%	0.67%	0.00%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the R Class and Advisor Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The plans provide that the Advisor Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended July 31, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended July 31, 2019 were $132,618,051 and $33,046,935, respectively.

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5. Capital Share Transactions

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the fund were as follows:

	Year ended July 31, 2019(1)		Year ended July 31, 2018
	Shares	Amount	Shares	Amount
Investor Class
Sold	5,123,376	$137,064,810	2,705,202	$66,575,518
Redeemed	(2,842,818)	(73,947,484)	(622,525)	(15,000,734)
	2,280,558	63,117,326	2,082,677	51,574,784
I Class
Sold	1,568,113	42,544,450	30,252	693,132
Redeemed	(509,108)	(14,008,490)	(13,869)	(323,889)
	1,059,005	28,535,960	16,383	369,243
Advisor Class
Sold	47,521	1,302,625	6,185	145,859
Redeemed	(30,801)	(815,442)	(18)	(1,385)
	16,720	487,183	6,167	144,474
R Class
Sold	63,481	1,665,956	21,376	511,121
Redeemed	(11,189)	(288,145)	(2,753)	(64,790)
	52,292	1,377,811	18,623	446,331
R6 Class
Sold	321,016	8,315,317	—	—
Redeemed	(56,125)	(1,534,208)	—	—
	264,891	6,781,109	—	—
G Class			N/A
Sold	3,008	91,221
Redeemed	(93)	(2,852)
	2,915	88,369
Net increase (decrease)	3,676,381	$100,387,758	2,123,850	$52,534,832

(1)	April 1, 2019 (commencement of sale) through July 31, 2019 for the G Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$196,818,571	$5,523,335	—
Temporary Cash Investments	1,551	3,348,450	—
	$196,820,122	$8,871,785	—

7. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended July 31, 2019 and July 31, 2018.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$173,971,044
Gross tax appreciation of investments	$35,309,678
Gross tax depreciation of investments	(3,588,815)
Net tax appreciation (depreciation) of investments	$31,720,863
Undistributed ordinary income	—
Accumulated short-term capital losses	$(2,694,790)
Late-year ordinary loss deferral	$(487,716)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue
Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$26.49	(0.14)	3.25	3.11	—	$29.60	11.74%	0.89%	1.02%	(0.52)%	(0.65)%	23%	$160,079
2018	$20.08	(0.16)	6.57	6.41	—	$26.49	31.92%	1.02%	1.10%	(0.68)%	(0.76)%	29%	$82,826
2017	$16.99	(0.12)	3.40	3.28	(0.19)	$20.08	19.52%	1.02%	1.10%	(0.65)%	(0.73)%	21%	$20,975
2016	$17.04	0.18	(0.02)	0.16	(0.21)	$16.99	1.03%	1.10%	1.11%	1.11%	1.10%	250%	$9,147
2015	$16.06	0.13	1.07	1.20	(0.22)	$17.04	7.55%	1.11%	1.11%	0.76%	0.76%	216%	$12,309
I Class
2019	$26.64	(0.09)	3.28	3.19	—	$29.83	11.97%	0.69%	0.82%	(0.32)%	(0.45)%	23%	$32,275
2018	$20.16	(0.12)	6.60	6.48	—	$26.64	32.14%	0.82%	0.90%	(0.48)%	(0.56)%	29%	$614
2017	$17.05	(0.09)	3.42	3.33	(0.22)	$20.16	19.80%	0.82%	0.90%	(0.45)%	(0.53)%	21%	$134
2016	$17.10	0.20	(0.01)	0.19	(0.24)	$17.05	1.23%	0.90%	0.91%	1.31%	1.30%	250%	$33
2015	$16.12	0.17	1.06	1.23	(0.25)	$17.10	7.74%	0.91%	0.91%	0.96%	0.96%	216%	$33
Advisor Class
2019	$26.24	(0.21)	3.23	3.02	—	$29.26	11.51%	1.14%	1.27%	(0.77)%	(0.90)%	23%	$1,202
2018	$19.95	(0.21)	6.50	6.29	—	$26.24	31.53%	1.27%	1.35%	(0.93)%	(1.01)%	29%	$639
2017	$16.88	(0.16)	3.38	3.22	(0.15)	$19.95	19.22%	1.27%	1.35%	(0.90)%	(0.98)%	21%	$363
2016	$16.92	0.13	—(3)	0.13	(0.17)	$16.88	0.85%	1.35%	1.36%	0.86%	0.85%	250%	$449
2015	$15.95	0.09	1.06	1.15	(0.18)	$16.92	7.26%	1.36%	1.36%	0.51%	0.51%	216%	$602

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2019	$25.99	(0.27)	3.18	2.91	—	$28.90	11.20%	1.39%	1.52%	(1.02)%	(1.15)%	23%	$2,192
2018	$19.81	(0.28)	6.46	6.18	—	$25.99	31.20%	1.52%	1.60%	(1.18)%	(1.26)%	29%	$613
2017	$16.76	(0.18)	3.33	3.15	(0.10)	$19.81	18.94%	1.52%	1.60%	(1.15)%	(1.23)%	21%	$98
2016	$16.81	0.09	(0.01)	0.08	(0.13)	$16.76	0.54%	1.60%	1.61%	0.61%	0.60%	250%	$374
2015	$15.84	0.04	1.07	1.11	(0.14)	$16.81	7.04%	1.61%	1.61%	0.26%	0.26%	216%	$510
R6 Class
2019	$27.02	(0.05)	3.33	3.28	—	$30.30	12.14%	0.54%	0.67%	(0.17)%	(0.30)%	23%	$8,072
2018	$20.41	(0.07)	6.68	6.61	—	$27.02	32.39%	0.67%	0.75%	(0.33)%	(0.41)%	29%	$41
2017(4)	$16.58	(0.04)	3.89	3.85	(0.02)	$20.41	23.25%	0.67%(5)	0.75%(5)	(0.34)%(5)	(0.42)%(5)	21%(6)	$31
G Class
2019(7)	$28.72	0.02	1.61	1.63	—	$30.35	5.68%	0.00%(5)(8)	0.67%(5)	0.16%(5)	(0.51)%(5)	23%(9)	$88

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	December 1, 2016 (commencement of sale) through July 31, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended July 31, 2017.

(7)	April 1, 2019 (commencement of sale) through July 31, 2019.

(8)	Ratio was less than 0.005%.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended July 31, 2019.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Growth Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Focused Dynamic Growth Fund, one of the funds constituting the American Century Growth Funds, Inc. (the “Fund”), as of July 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Focused Dynamic Growth Fund of the American Century Growth Funds, Inc. as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 18, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	67	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	67	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	67	None

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	67	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	67	None
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	72	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

26

Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or

27

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods and below its benchmark for the ten-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including

28

cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.17% (e.g., the Investor Class unified fee will be reduced from 1.02% to 0.85%) for at least one year, beginning August 1, 2019. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

29

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Growth Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-93182 1909

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	John R. Whitten, Jan M. Lewis, Chris H. Cheesman and Lynn M. Jenkins are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2018:    $36,140
FY 2019:    $40,460

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2018:$0
FY 2019:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:$0
FY 2019:$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2018:    $0
FY 2019:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:    $0
FY 2019:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2018:$0
FY 2019:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:$0
FY 2019:$0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2018:    $160,500
FY 2019:    $119,500

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Growth Funds, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	September 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	September 26, 2019

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	September 26, 2019